      Travelers
      Corporate
      Loan Fund Inc.

      Quarterly Report June 30, 2002               Ticker Symbol: TLI

                                   [GRAPHIC]

Travelers
Corporate
Loan Fund Inc.

[PHOTO]

HEATH B. MCLENDON
Chairman

[PHOTO]

GLENN N. MARCHAK
Vice President and Investment Officer



Dear Shareholder:

We are pleased to provide you with the report for the Travelers Corporate Loan Fund Inc. ("Fund") for the nine months ended June 30, 2002. In this report, a summary of the Fund's performance can be found in the appropriate sections that follow. In addition, we have summarized a review of economic conditions and our outlook going forward. We hope you find this report useful and informative.

Performance Update

During the reporting period, the Fund distributed income dividends totaling $0.61 per share to common shareholders. The table below shows the annualized distribution rate and nine-month total return based on the Fund's June 30, 2002 net asset value per share ("NAV") and the New York Stock Exchange ("NYSE") closing price./1/

                                      Annualized             Nine-Month
              Price Per Share     Distribution Rate/2/     Total Return/2/
              ---------------     --------------------     ---------------
               $13.94 (NAV)              5.68%                 3.27%
               $12.98 (NYSE)             6.10%                 6.13%

---------
1NAV is calculated by subtracting total liabilities and outstanding preferred stock, from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets of common stockholders) by the total number of the Fund's common shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand for the Fund's shares.
2Total returns are based on changes in NAV and the market price, respectively, and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in the above chart. The annualized distribution rate assumes a current monthly income dividend rate of $0.066 for twelve months. This rate is as of June 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

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Travelers Corporate Loan Fund Inc.
                                                                             1

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve this objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior secured corporate loans.

On July 9, 2002, the Fund declared a regular monthly dividend for July of $0.066 per share. This is the eighth consecutive month that we have held the dividend rate steady at $0.066 cents per share. Our dividend strategy has been to attempt to adjust the dividend to changes in cash flow generated by the loans held in the portfolio. Throughout 2001, we continued to reduce the Fund's dividend in response to reductions in the Fund's cash flow resulting largely from the series of 11 consecutive easings of short-term interest rates by the U.S. Federal Reserve Board ("Fed"). The Fed last cut interest rates at its December 11, 2001 Federal Open Market Committee ("FOMC")/3/ meeting. Since that time, the Fed has held rates steady at 1.75% at its four following FOMC meetings.

We believe that the most likely outcome is that the Fed will hold short-term interest rates steady for the remainder of the year. Expectations are that economic growth has slowed in the second quarter from the robust Gross Domestic Product ("GDP")/4/ growth reported in the first quarter. And while the risks in the economy have increased since our last report, there are a significant number of positive economic forces that should support moderate growth for the remainder of the year.

Unlike fixed-rate investments, interest rates of floating rate corporate loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments have provided investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

Portfolio Review

Consistent with our original investment mandate, the portfolio is made up entirely of floating or variable rate corporate loans. As of June 30, 2002, the Fund had total net assets of approximately $221.4 million that had an average equivalent rating of Ba3 and was invested in 30 industry sectors with the largest industry concentration of 12.41% in the media/non-cable industry. We had interests in loans made to 93 issuers.

---------
3The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4GDP is the market value of goods and services produced by labor and property in a given country.

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                                          2002 Quarterly Report to Shareholders
2

As of July 26, 2002, the NAV of the Fund was $13.69, a decrease of $0.49 per share since May 3, 2002, the date of the shareholder letter in our last report. The decline has principally taken place over the last month as investors have reacted to the increasing uncertainty in the financial markets and more specifically, to the uncertainties in the cable and wireless segments of the corporate loan market. Of the $0.49 reduction in NAV, approximately $0.42 is attributable to these two industries.

Wireless has accounted for approximately $0.25 of the NAV loss. The wireless sector has suffered from investor concern over subscriber growth and the longer-term structure of the industry. While the risks to the sector have increased, we believe that the sector has suffered disproportionately due to the higher level of risk aversion investors have had during this volatile period in the financial markets. Similarly, the cable industry has suffered due to accounting and valuation concerns brought on in part by the well-publicized collapse of Adelphia Communications Corp. Cable accounted for approximately $0.16 of the NAV loss since our last report. Again, we believe that the market has overreacted to the recent news in this historically stable industry.

Since our last report, we have not sold any of the loans we own in these two industries, as we believe they continue to possess long-term value. In our opinion, the market has lost sight of the senior secured lender's strong position in the capital structure of these typically asset-rich companies. We believe there can be meaningful recovery in many of these loans as the financial markets stabilize and investors regain a degree of confidence in the markets and the economy. This process could take some time and in the interim, we will be vigilant in monitoring these credits and changing industry dynamics. Our goal is to maximize value by being patient and riding out the day-to-day volatility in those credits that we believe possess long-term value.

One key aspect of the Fund's management policy is that its NAV is calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third-party pricing service.

As noted earlier, the regular monthly dividend was held steady at $0.066 on July 9, 2002. The Fed has held short-term interest rates steady at 1.75% since December 11, 2001, and at the March 19, 2002 FOMC meeting changed the bias from "weakness" to "neutral." We believe that the odds are in favor of the Fed holding short-term interest rates steady for the remainder of the year.

On the date of the shareholder letter in our last report, May 3, 2002, the Fund's share price was $12.92. From that point, the share price rose through mid-June to $13.18. Since that time, the price dropped steadily to a new 52-week low of $12.06 on July 26, 2002.

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Travelers Corporate Loan Fund Inc.
                                                                             3

The Fund continues to trade at a wide discount relative to historical levels. The average discount has increased significantly since the terrorist attacks on September 11, 2001 ("Attack"). Measured before the Attack, from January 1, 2001 to September 10, 2001, the Fund traded at an average discount to NAV of 3.85%. After the Attack, from September 17, 2001 to July 26, 2002, the Fund traded at an 8.81% average discount to its NAV. Over the course of the month of July, the Fund's discount has continued to widen. As of July 26, the Fund traded at an 11.91% discount to NAV, a very wide level by historical standards.

We attribute the higher level of discount after the Attack to the higher level of risk premium required by investors across financial asset classes to compensate for the perceived level of risk in the economy and financial markets. More recently, the discount has widened over the course of the last month as both the share price and NAV of the Fund have declined, suggesting investors' perceptions of risk have increased. Over time, we believe the probabilities lie in a narrowing of the discount as uncertainties abate in the financial markets and investor confidence improves.

Since our last report, asset levels in the Fund have remained at acceptable levels. Although we have room to add more assets, new loan creation in the market remains low and we are in a period in which our credit discipline points us toward more conservative asset selection, as volatility remains high and the risks to the economy have increased. We expect to be able to continue to maintain a sufficient level of assets during this period until new issuance returns to more normalized levels and the uncertainty and volatility in the market subsides.

Corporate Loan Market Outlook

Since our last report, the corporate loan market has turned down as uncertainty and lack of confidence has negatively impacted the financial markets and the telecommunications and cable industries continue to suffer disproportionately. Loan prices have generally softened, volatility has increased and credit spreads have widened. Any hint of weakness results in a strong downward movement in price as investors' tolerance for risk has diminished. We expect that this condition will abate as the capital markets recover, although we expect volatility will continue in the near future. Recovery in the loan market will likely follow an improvement in confidence in the broader capital markets.

New issuance in the corporate loan market continued at a modest pace. The economic picture over the last year has not been conducive to high levels of activity in the loan market. Capital spending, merger and acquisition and leveraged buyout activity have typically been the seeds of loan market activity.

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                                          2002 Quarterly Report to Shareholders
4

All of these activities have been down considerably from prior periods and increased activity has tended to lag economic recovery. As equity prices have fallen significantly, prices for merger and acquisition and leveraged buyout activity are becoming more reasonable. In time, we expect that improved loan issuance will begin as the economy continues to grow at a moderate pace and businesses and financiers start to take on increasing levels of risk supported by the capital markets.

Although cash levels in corporate loan fund portfolios remain relatively high, the uncertainty in the financial markets has resulted in an increased level of scrutiny by investors on new transactions. Sources of new investment capital have slowed, mitigating some of the competition for new loans. In addition, the wave of refinancing activity experienced in the last several months has slowed, dramatically reducing the need to replace loans that are taken out by other capital market products. As a result, pricing dynamics in the loan market have changed course since our last report. Credit spreads have widened and we expect they will remain wide as long as the current level of uncertainty remains in the market. These conditions have also supported the continuation of strong credit structures in the corporate loan market as investment managers have maintained their credit discipline. We expect credit structures to remain favorable, as portfolio managers should not quickly forget the lessons learned through the latest recession and the volatility experienced more recently in the capital markets. As the economy recovers, the credit discipline that has existed should drive stronger overall market dynamics going forward.

The financial markets are going through a difficult period as the corporate governance issues that have dominated the media have shaken confidence in the system. The markets have taken on a "shoot first, ask questions later" mentality. While many important and challenging questions have arisen as a result of these issues, we believe that we are going through a healthy process that will wring out excesses that had entered the system and patch weaknesses that existed. The resulting improvements will result in a stronger system from which to grow and prosper.

As companies and investors focus more on strong balance sheets, accounting accuracy and transparency and less on growth for growth's sake, a stronger corporate environment should result. This may result in lower price/earnings ("P/E")/5/ multiples and stock prices than we became used to in the 1990s, but should provide for a more sound and less volatile environment for the debt markets, including the corporate loan market.

---------
5P/E shows the multiple of earnings at which a stock sells, determined by dividing current price by current earnings per share. Earnings per share for the P/E ratio is determined by dividing earnings for the past 12 months by the number of common shares outstanding.

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Travelers Corporate Loan Fund Inc.
                                                                             5

Investment Strategy

While the economy continues to grow, albeit at a slower pace, we must continue to maintain our credit discipline as much as ever. Many companies continue to work their way through the effects of the recession and as the uncertainties surrounding the economic recovery have increased, we must continue to maintain a close watch over loans already in the portfolio as well as new loans to be added.

Our strategies for managing the portfolio remain the same as those outlined in our earlier shareholder reports: to maintain high credit standards when selecting loans to add to the portfolio; to seek out loans that are priced appropriately for the credit risk of the loan; to continue to improve the Fund's diversification at the margin; to attempt to identify negative industry trends in advance of credit problems; and to monitor all loans to spot weakness and plan appropriate courses of action. Additionally, we seek to identify changing economic and financial market factors that could result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio.

While all components of our investment strategy are important, during this challenging period we continue to emphasize monitoring and conducting remedial action in the Fund's portfolio. We carefully evaluate the Fund's positions in an effort to improve its risk-return profile wherever possible.

The Fund has not suffered any payment defaults since our last shareholder report and, although loan prices across the market have fallen, the majority of loans in the portfolio have continued to perform well. The level of risk in the economy has increased since our last report and as a result, we need to remain vigilant in identifying weakness as soon as possible. As always, we monitor the portfolio carefully and while we are confident the portfolio should continue to perform well, we will be attentive to maintaining the credit discipline that we have followed in the past.

Though we continue to have room to add new assets, as new issuance has remained low since our last report, we will remain cautious in selecting new loans to add to the portfolio. Having said that, the selection of loans that come to market for the foreseeable future should be attractive relative to historical norms, as credit statistics remain favorable.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target select opportunities while operating within the parameters of our high credit standards. While the future is always uncertain, we seek to bring our shareholders the best combination of quality and price in the assets we purchase to achieve what we feel are the best risk-adjusted returns available in the corporate loan asset class.


-------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
6

Economic Outlook

Since our last report, the United States economy has continued to grow out of the recession experienced in 2001 and data continue to suggest the economic recovery, while slowing, remains on track. However, the risks to this scenario have increased recently as a result of a sharp downturn in global equity markets, corporate governance issues, weaker-than-expected economic results in June, geopolitical and terrorist threats and uncertainty in foreign economies, particularly Latin America. We expect that the Fed will stay on hold for the remainder of 2002 based on our expectation for moderate growth for the remainder of the year.

While growth in the second quarter is expected to slow significantly from the exceptional 6.1% GDP growth experienced in the first quarter, the economy has continued to show encouraging signs that moderate growth can be expected for the rest of 2002 and into 2003. The case for continued growth is supported by an accommodative Fed policy, fiscal policy stimulus, lean corporate inventories, consumer spending, an improving employment picture, and an improving corporate profit picture. The economic recovery continues to benefit from the fact that in 2001, the Fed reduced interest rates 11 times to 1.75%, the lowest level in four decades and a new 10-year, $1.35 trillion tax cut was put in place. The effect of the rate cuts will continue to work its way into the system for the remainder of 2002.

The June report on industrial production reflects a continuation of the broad-based recovery in the manufacturing sector as inventory restocking and auto production drive the index. The Institute for Supply Management ("ISM")/6/ survey for manufacturing was up 0.7% in June after a 0.5% increase in May. Manufacturing output has expanded for six consecutive months, reaching a pace of 5.7% annualized growth over the last three months.

Consumers have continued to spend. Weekly retailing surveys suggest that July results will at least hold at June's level and new zero-percent financing incentives should lift vehicle sales in July. Automakers expect July sales may be the best this year. Housing has been strong through the first half of the year and with mortgage rates plunging to the lowest level in 31 years, consumer spending and the economy may benefit from another wave of mortgage refinancing and debt consolidation. While the index of existing home sales declined in June, economists and industry experts said the unusual strength of sales in earlier months made some cooling inevitable. The Commerce Department reported that new homes sold in June came in at a record 1.001

---------
6The ISM compiles a composite diffusion index of national manufacturing conditions. Readings greater than 50% indicate an expanding factory sector.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             7
million annual pace. The Mortgage Bankers Association of America's index of loan applications indicates that sales are likely to rise in the future as the index rose to close to a record in the first week of July. The National Association of Homebuilders reported that its July housing market index matched April's reading as the highest this year. Many industry experts and economists expect sales of new and existing homes to exceed last year's record 6.21 million total.

Consumer spending has been and should continue to be helped by the fact that incomes continue to rise and the employment picture is gradually improving. According to Labor Department data, real earnings rose 0.6% in June (the most in six months) and in the last year, wages and salaries have increased 3.5%. The Labor Department also reported that initial claims for unemployment benefits fell by 21,000 to 362,000 in the week of July 20, the lowest in 17 months. Jobless claim readings below 400,000 indicate job creation. The volume of help-wanted advertising rose in June from the lowest level in almost four decades, the Conference Board said. Payroll employment growth was 36,000 in June and 24,000 in May. The latest Employment Outlook Survey conducted by Manpower Inc. pointed to an acceleration of job growth over the course of the summer quarter as well as improved hiring breadth across industries.

Continuing productivity gains appear to be improving the corporate profit picture. Based on the results of 371 companies in the S&P 500 Index ("S&P 500")/7/ that reported as of July 25, U.S. corporate profits rose during the second quarter, the first increase after five straight quarters of decline. Improving corporate profits could be the catalyst for improvements in hiring and capital spending. The improvement in productivity is evident in the fact that Business Week's flash profit survey for the second quarter indicates profits were up 14% on just a 1% increase in sales. Productivity rose at a revised 8.4% annual rate in the first quarter, the fastest since the second quarter of 1983.

In spite of the significant evidence supporting continued growth, a number of concerns exist. Corporate governance issues continue to dominate the headlines and the rout in equities has depressed broad indexes to 1997 levels. These conditions have led to uncertainty and a lack of confidence, both of which can threaten economic growth. Consumer confidence has fallen recently. The University of Michigan's final consumer sentiment index fell to 88.1 in July after a reading of 92.4 in June. This is the lowest reading since November 1991.

Most of the latest economic data is weaker, even though it predates the recent sharp fall in equity prices. According to the Commerce Department, durable goods orders fell by 3.8% in June, the steepest drop in seven months, with weakness concentrated in capital goods orders. A sharp decline in non-defense

---------
7The S&P 500 is a market-capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

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                                          2002 Quarterly Report to Shareholders
8
capital goods orders in June suggests that a strong recovery in capital spending may not be under way. Existing home sales, which comprise 85% of the residential real estate market, declined 11.7% in June, the National
Association of Realtors said. This was the steepest fall for existing home sales in seven years. To date, housing has been a key engine to the economic recovery. According to Colliers International, office markets recorded another quarter of near non-existent demand combined with an influx in sublease space. In the second quarter, the U.S. downtown vacancy rate rose to its highest level in more than five years, according to Cushman and Wakefield, Inc. Although the help-wanted index has improved, it remains at depressed levels.

Fears of a credit crunch are mounting. Financial market volatility jumped to 14-year highs in both the equity and bond markets. If the uncertainty in the financial markets continues, credit will likely be more costly and harder to get.

While recent economic data raise concerns about a "double dip" recession, it is not surprising that economic activity would slow after the robust economic growth in the first quarter. It is probable that the warm winter and fiscal stimulus pulled a significant amount of second quarter sales forward into the first quarter. The recent declines in the equity market and uncertainty generated by corporate governance and terrorism issues have raised concerns about consumer spending. Although spending may slow, the consumer has continued to spend with no sign of retrenchment in sight as the strength in the housing market and low interest rates have provided a stabilizing offset to the loss in wealth from the decline in equity prices. Durable goods orders in June were down significantly. However, the volatility in and frequency of revisions to durable goods orders data caution against reading too much into one month's results.

Since our last report, the number of uncertainties in the economic picture has increased. Corporate scandals, geopolitical issues, terrorist threats, global equity market weakness and economic problems in Latin America all could have significant negative effects on the economy and must be watched carefully. In our view, the most probable scenario is that growth continues at a slow but steady pace for the remainder of the year and the Fed remains on hold throughout 2002. The risks to this outcome lie largely with the consumer and it is too early to tell how the consumer will ultimately react to the significant number of issues causing the high level of uncertainty and volatility in the financial markets. If economic data points to resumption of the recession and capital market activity becomes unstable with a significant need for liquidity, the Fed could move to lower short-term interest rates in response.

We promise to seek the best risk-adjusted returns available from corporate loans and to work hard to seek to provide you with a stable, long-term investment with competitive rates of return.

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Travelers Corporate Loan Fund Inc.
                                                                             9

Additional Information

The Travelers Corporate Loan Fund is traded on the New York Stock Exchange under the symbol "TLI." Daily closing prices are available online under symbol XTLIX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital.

Sincerely,

/s/ Heath B. McLendon  /s/ Glenn N. Marchak
Heath B. McLendon      Glenn N. Marchak
Chairman               Vice President and
                       Investment Officer
July 26, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that future corporate loans will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2002 and is subject to change.


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                                           2002 Quarterly Report to Shareholders

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors may reinvest their dividends in an effort to take advantage of what can be one of the most effective wealth-building tools available today? When the Fund achieves its objectives, systematic investments by shareholders put time to work for them through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan") which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

  Plan Summary
  If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value ("NAV") per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment for the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or
  (b) 95% of the market price per share on the valuation date.

  If the market price is less than the NAV per share as of the determination date, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

  A more complete description of the current Plan appears in the section of this report beginning on page 28. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

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Travelers Corporate Loan Fund Inc.
                                                                             11

 Schedule of Investments (unaudited)                    June 30, 2002


   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY    VALUE*
--------------------------------------------------------------------------------
SENIOR COLLATERALIZED LOANS -- 92.2%
Aerospace/Defense -- 1.8%
$1,507,697 Decrane Aircraft Holdings, Inc.          Term B  9/30/05 $  1,500,158
 2,443,821 Decrane Aircraft Holdings, Inc.          Term D 12/24/06    2,431,602
--------------------------------------------------------------------------------
                                                                       3,931,760
--------------------------------------------------------------------------------
Automotive -- 4.6%
 1,330,000 Collins & Aikman Corp.                   Term B 12/31/05    1,340,331
 1,367,783 Dayco Products LLC                       Term B  9/11/08    1,367,612
 1,700,000 Dura Automotive Systems, Inc.            Term C  4/24/09    1,716,470
 1,942,521 J.L. French Automotive Casting, Inc.     Term B 10/21/06    1,770,122
 2,100,000 Metaldyne Co. LLC                        Term D  12/4/08    2,115,750
 1,596,000 Stoneridge, Inc.                         Term B   5/1/09    1,607,970
--------------------------------------------------------------------------------
                                                                       9,918,255
--------------------------------------------------------------------------------
Building Materials -- 5.2%
 1,688,040 Hanley-Wood, Inc.                        Term B  9/21/07    1,658,499
 1,292,633 Magnatrax Corp.                          Term B 11/15/05    1,108,433
 3,744,141 Masonite International Corp.             Term C  8/31/08    3,770,660
 2,592,527 Panolam Industries International, Inc.   Term B  1/31/07    2,462,900
 2,561,379 Trussway Holdings Inc.                   Term B 12/31/06    2,241,206
--------------------------------------------------------------------------------
                                                                      11,241,698
--------------------------------------------------------------------------------
Chemicals -- 7.1%
 2,925,000 Georgia Gulf Corp.                       Term B 11/10/06    2,944,501
 1,392,967 Huntsman International LLC               Term B  6/30/07    1,399,134
 1,392,967 Huntsman International LLC               Term C  6/30/08    1,399,134
 7,776,608 Lyondell Petrochemical Co.               Term E  5/17/06    7,911,952
 1,683,000 Noveon PMD Group, Inc.                   Term B  9/30/08    1,689,613
--------------------------------------------------------------------------------
                                                                      15,344,334
--------------------------------------------------------------------------------
Conglomerates -- 2.3%
 1,473,728 Gentek, Inc.                             Term C 10/31/07    1,161,298
 3,900,000 SPX Corp.                                Term B 12/31/06    3,915,358
--------------------------------------------------------------------------------
                                                                       5,076,656
--------------------------------------------------------------------------------
Consumer Cyclicals -- 0.4%
   911,765 Pike Electric, Inc.                      Term B  4/15/10      920,882
--------------------------------------------------------------------------------
Consumer Products -- 2.4%
   757,570 American Safety Razor Co.                Term B  4/30/07      636,359
   992,500 Armkel, LLC                              Term B  3/28/09    1,003,976
 1,796,042 Holmes Products Corp.                    Term B   2/5/07    1,652,358
   997,500 Meow Mix Inc.                            Term B  1/31/08    1,002,488
   992,500 Shop Vac Corp.                           Term     7/7/07      987,537
--------------------------------------------------------------------------------
                                                                       5,282,718
--------------------------------------------------------------------------------
Electric -- 1.9%
 4,100,000 Westar Energy, Inc.                      Term B   6/6/05    4,125,625
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                           2002 Quarterly Report to Shareholders

 Schedule of Investments (unaudited) (continued)        June 30, 2002


   FACE                                               LOAN    STATED
  AMOUNT                  SECURITY                    TYPE   MATURITY    VALUE*
----------------------------------------------------------------------------------
Entertainment -- 2.7%
$1,000,000 Metro-Goldwyn-Mayer Inc.                 Term B    6/17/08 $  1,006,563
 3,473,750 Six Flags Theme Parks Inc.               Term B    9/30/05    3,495,701
    80,000 Washington Football Group, Inc.          Term A   10/29/04       80,025
 1,290,000 Washington Football Inc.                 Term C   10/29/04    1,290,404
---------------------------------------------------------------------------------
                                                                         5,872,693
---------------------------------------------------------------------------------
Environmental -- 2.6%
 1,474,431 Allied Waste North America, Inc.         Term B    7/21/06    1,464,673
 1,769,317 Allied Waste North America, Inc.         Term C    7/21/07    1,757,608
 2,386,000 Casella Waste Systems, Inc.              Term B   12/14/06    2,397,682
---------------------------------------------------------------------------------
                                                                         5,619,963
---------------------------------------------------------------------------------
Food -- 5.0%
   993,750 American Seafoods Group LLC              Term B    4/18/09    1,001,203
 4,189,500 Dean Foods Co.                           Term B    7/31/08    4,216,665
   900,000 Fleming Co.                              Term B    6/18/08      901,407
   990,000 Flowers Food Inc.                        Term B    3/26/07      997,920
 1,136,929 Michael Foods Inc.                       Term B    3/22/08    1,148,014
   997,500 National Dairy Holdings, L.P.            Term B    4/30/09    1,005,397
 1,162,314 NSC Operating Co.                        Term B    5/27/07    1,166,672
   500,000 NSC Operating Co.                        2nd Lien  5/25/09      500,625
---------------------------------------------------------------------------------
                                                                        10,937,903
---------------------------------------------------------------------------------
Gaming -- 2.6%
 2,200,000 Alliance Gaming Corp.                    Term B   12/15/06    2,218,333
 1,180,699 Ameristar Casinos, Inc.                  Term B   12/26/06    1,193,716
   997,500 Isle of Capri Casinos, Inc.              Term B     3/2/06    1,004,981
 1,135,299 Scientific Games Corp.                   Term B    9/30/07    1,141,331
---------------------------------------------------------------------------------
                                                                         5,558,361
---------------------------------------------------------------------------------
Healthcare -- 2.4%
 1,097,250 Caremark Rx Inc.                         Term B    3/15/06    1,101,822
 1,500,000 Kessler Rehabilitation Corp.             Term B    7/30/08    1,496,250
 2,493,750 Rotech Healthcare Inc.                   Term B    4/10/08    2,522,323
---------------------------------------------------------------------------------
                                                                         5,120,395
---------------------------------------------------------------------------------
Home Construction -- 0.9%
 1,960,000 Lennar Corp.                             Term B     5/2/07    1,967,840
---------------------------------------------------------------------------------
Industrial - Other -- 5.4%
 1,850,968 Flowserve Corp.                          Term C    6/30/09    1,873,816
 3,825,931 General Cable Corp.                      Term B     6/7/07    3,555,725
 3,731,704 Mueller Group, Inc.                      Term E    8/12/06    3,756,195
 1,000,000 Trimas Corp.                             Term B     6/6/10    1,011,250
 2,327,956 Western Industries Ltd.                  Term B    6/23/06    1,571,370
---------------------------------------------------------------------------------
                                                                        11,768,356
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             13

 Schedule of Investments (unaudited) (continued)        June 30, 2002


          FACE                                                     LOAN       STATED
         AMOUNT                         SECURITY                   TYPE      MATURITY    VALUE*
--------------------------------------------------------------------------------------------------
Insurance -- 0.6%
$              1,200,000 Oxford Health Plans, Inc.                Term B      6/30/06 $  1,207,126
-------------------------------------------------------------------------------------------------
Media/Cable -- 9.4%
               1,000,000 Block Communications Inc.                Term B      5/15/10    1,005,625
               2,500,000 Century Cable Holdings                   Term B      9/28/09    1,889,733
               1,995,000 Charter Communications VIII              Term B       2/2/08    1,813,234
               7,000,000 Charter Communications Operating LLC     Term B      3/18/08    6,367,778
               1,731,233 Classic Cable, Inc.                      Term B      1/31/08    1,523,485
                 865,616 Classic Cable, Inc.                      Term C      1/31/08      761,742
               2,000,000 Insight Midwest LLC                      Term B     12/31/09    1,971,250
                 975,000 Regal Cinemas, Inc.                      Term B     12/31/07      985,969
               4,200,000 Videotron Ltee                           Term B      12/1/09    4,194,750
-------------------------------------------------------------------------------------------------
                                                                                        20,513,566
-------------------------------------------------------------------------------------------------
Media/Non-Cable -- 12.4%
               4,176,103 21st Century Newspapers                  Term B      9/15/05    3,989,485
               1,782,857 Advanstar Communications Inc.            Term B     10/12/08    1,757,897
               4,410,384 American Media Operation Inc.            Term C      11/1/07    4,471,027
               1,818,738 Canwest Media Inc.                       Term B      5/15/08    1,832,948
               1,136,262 Canwest Media Inc.                       Term C      5/19/09    1,145,139
                 500,000 Cumulus Media Inc.                       Term B      3/22/10      505,188
                 846,478 Emmis Communications Corp.               Term C       1/5/10      845,420
               4,000,000 PanAmSat Corp.                           Term B     12/31/08    4,017,500
               3,000,000 Reader's Digest Association Inc.         Term B      5/20/08    3,020,001
               1,496,250 Susquehanna Media Co.                    Term B      6/30/08    1,503,731
               2,252,095 Trader.com N.V.                          Term B      12/6/06    2,252,095
               1,627,371 Trader.com N.V.                          Term C      12/6/07    1,627,371
-------------------------------------------------------------------------------------------------
                                                                                        26,967,802
-------------------------------------------------------------------------------------------------
Metals -- 0.4%
                 866,667 Compass Minerals Group, Inc.             Term B     11/28/09      874,611
-------------------------------------------------------------------------------------------------
Other - Financial Institutions -- 1.4%
                 608,997 Bridge Information Systems, Inc.         Multi-Draw  5/29/03      111,142
               1,129,439 Bridge Information Systems, Inc.         Term B      5/29/05      206,123
               2,898,000 Outsourcing Solutions Inc.               Term B      6/10/06    2,829,172
-------------------------------------------------------------------------------------------------
                                                                                         3,146,437
-------------------------------------------------------------------------------------------------
Packaging -- 0.9%
                 995,000 Graphic Packaging Corp.                  Term B      2/27/07    1,006,194
                 997,500 Printpack Holdings Inc.                  Term B      3/27/09    1,009,969
-------------------------------------------------------------------------------------------------
                                                                                         2,016,163
-------------------------------------------------------------------------------------------------
Paper -- 0.5%
               1,000,000 Riverwood International Corp.            Term B      3/31/07    1,006,250
-------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.6%
               1,243,532 Alpharma Corp.                           Term B      10/5/08    1,237,703
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
14

 Schedule of Investments (unaudited) (continued)        June 30, 2002


   FACE                                              LOAN   STATED
  AMOUNT                  SECURITY                   TYPE  MATURITY    VALUE*
--------------------------------------------------------------------------------
Railroads -- 1.0%
$1,300,000 Kansas City Southern Railway Co.         Term B 12/29/06 $  1,304,694
   800,000 RailAmerica, Inc.                        Term B 10/14/07      808,834
-------------------------------------------------------------------------------
                                                                       2,113,528
-------------------------------------------------------------------------------
Refining -- 3.0%
 1,984,975 Dresser Inc.                             Term B  4/10/09    1,998,002
 4,475,087 Tesoro Petroleum Corp.                   Term B 10/18/07    4,462,221
-------------------------------------------------------------------------------
                                                                       6,460,223
-------------------------------------------------------------------------------
Retailers -- 0.2%
   476,471 Shoppers Drug Mart Corp.                 Term F  5/22/09      479,449
-------------------------------------------------------------------------------
Technology -- 2.8%
 4,000,000 Suez Acquisition Co.                     Term B 11/22/06    4,018,000
 2,248,317 Trend Technologies, Inc.                 Term B   3/9/07    2,012,244
-------------------------------------------------------------------------------
                                                                       6,030,244
-------------------------------------------------------------------------------
Telecommunications -- 9.9%
   841,629 American Cellular Corp.                  Term B  3/31/08      621,754
   961,862 American Cellular Corp.                  Term C  3/31/09      710,576
 2,855,929 Centennial Cellular Operating Co.        Term B   5/1/07    2,058,411
 2,855,612 Centennial Cellular Operating Co.        Term C 11/30/07    2,058,183
 1,000,000 Crown Castle Operating Co.               Term B  3/31/08      961,750
 1,002,476 Dobson Operating Co.                     Term B   1/7/08      899,221
 3,480,603 Fairpoint Communications                 Term C  3/30/07    3,397,939
 3,750,000 Nextel Finance Co.                       Term B  6/30/08    2,967,188
 3,750,000 Nextel Finance Co.                       Term C 12/31/08    2,967,188
 1,964,452 Rural Cellular Corp.                     Term B  10/3/08    1,718,896
 1,964,452 Rural Cellular Corp.                     Term C   4/3/09    1,718,896
 2,000,000 Western Wireless Corp.                   Term B  9/30/08    1,460,000
-------------------------------------------------------------------------------
                                                                      21,540,002
-------------------------------------------------------------------------------
Tobacco -- 0.2%
   525,057 Commonwealth Brands, Inc.                Term B 12/31/04      528,995
-------------------------------------------------------------------------------
Transportation Services -- 1.6%
 1,079,440 Evergreen International Aviation, Inc.   Term B  4/28/04    1,052,454
 2,493,750 TravelCenters of America, Inc.           Term B 11/14/08    2,511,675
-------------------------------------------------------------------------------
                                                                       3,564,129
-------------------------------------------------------------------------------
           TOTAL SENIOR COLLATERALIZED LOANS (Cost -- $209,611,084)  200,373,667
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             15

 Schedule of Investments (unaudited) (continued)        June 30, 2002


   FACE
  AMOUNT                     SECURITY                          VALUE*
------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.8%
Commercial Paper -- 7.8%
$10,400,000 Kinder Morgan Energy, 2.100% due 7/1/02         $ 10,400,000
            Phillips Petroleum Co., 2.000% due
  3,900,000  7/2/02                                            3,899,783
  2,700,000 UBS Financial Inc., 1.940% due 7/1/02              2,700,000
------------------------------------------------------------------------
            TOTAL SHORT-TERM
            INVESTMENTS (Cost -- $16,999,783)                 16,999,783
------------------------------------------------------------------------
            TOTAL
            INVESTMENTS -- 100% (Cost -- $226,610,867**)    $217,373,450
------------------------------------------------------------------------

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ------------------------------------
    2nd Lien     -- Subordinate Loan to 1st Lien
    Multi-Draw   -- Multi-Draw Term Loan
    Term         -- Term Loan
    Term A       -- Term Loan A
    Term B       -- Term Loan B
    Term C       -- Term Loan C
    Term D       -- Term Loan D
    Term E       -- Term Loan E
  Term F         -- Term Loan F

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                           2002 Quarterly Report to Shareholders

 Statement of Assets and Liabilities (unaudited)        June 30, 2002


ASSETS:
  Investments, at value (Cost -- $226,610,867)                                  $217,373,450
  Cash                                                                             2,981,133
  Interest receivable                                                              1,344,089
  Receivable for securities sold                                                     103,877
------------------------------------------------------------------------------- ------------
  Total Assets                                                                   221,802,549
------------------------------------------------------------------------------- ------------
LIABILITIES:
  Management fee payable                                                             191,907
  Preferred stock dividend payable                                                   127,832
  Dividends payable                                                                  105,813
  Interest payable                                                                     4,482
  Accrued expenses                                                                     4,650
------------------------------------------------------------------------------- ------------
  Total Liabilities                                                                  434,684
------------------------------------------------------------------------------- ------------
Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized
 and issued at $25,000 per share for each Series) (Note 5)                        85,000,000
------------------------------------------------------------------------------- ------------
Total Net Assets                                                                $136,367,865
------------------------------------------------------------------------------- ------------
NET ASSETS:
  Par value of capital shares                                                   $      9,782
  Capital paid in excess of par value                                            145,083,964
  Undistributed net investment income                                                751,054
  Accumulated net realized loss from security transactions                          (239,518)
  Net unrealized depreciation of investments                                      (9,237,417)
------------------------------------------------------------------------------- ------------
Total Net Assets
 (Equivalent to $13.94 a share on 9,781,667 capital shares of $0.001 par value
 outstanding; 150,000,000 capital shares authorized)                            $136,367,865
------------------------------------------------------------------------------- ------------


                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             17

 Statement of Operations (unaudited)

For the Nine Months Ended June 30, 2002

INVESTMENT INCOME:
  Interest                                                                     $ 9,357,030
  Less: Interest expense                                                          (768,713)
-----------------------------------------------------------------------------  -----------
  Total Investment Income                                                        8,588,317
-----------------------------------------------------------------------------  -----------
EXPENSES:
  Management fee (Note 2)                                                        1,639,341
  Audit and legal                                                                   79,050
  Shareholder and system servicing fees                                             77,477
  Shareholder communications                                                        69,951
  Directors' fees                                                                   43,807
  Auction fees                                                                      35,538
  Registration fees                                                                 19,121
  Custody                                                                            5,351
  Other                                                                             69,133
-----------------------------------------------------------------------------  -----------
  Total Expenses                                                                 2,038,769
-----------------------------------------------------------------------------  -----------
Net Investment Income                                                            6,549,548
-----------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          84,057,601
   Cost of securities sold                                                      84,020,491
-----------------------------------------------------------------------------  -----------
  Net Realized Gain                                                                 37,110
-----------------------------------------------------------------------------  -----------
  Change in Net Unrealized Depreciation of Investments:
   Beginning of period                                                          (8,209,257)
   End of period                                                                (9,237,417)
-----------------------------------------------------------------------------  -----------
  Increase in Net Unrealized Depreciation                                       (1,028,160)
-----------------------------------------------------------------------------  -----------
Net Loss on Investments                                                           (991,050)
-----------------------------------------------------------------------------  -----------
Distributions Paid to Auction Rate Cumulative Preferred Stockholders
 From Net Investment Income                                                       (491,836)
-----------------------------------------------------------------------------  -----------
Increase in Net Assets From Operations                                         $ 5,066,662
-----------------------------------------------------------------------------  -----------

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                           2002 Quarterly Report to Shareholders

 Statements of Changes in Net Assets

For the Nine Months Ended June 30, 2002 (unaudited) and the Year Ended September 30, 2001

                                                                 2002          2001
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                      $  6,549,548  $ 11,903,373
  Net realized gain (loss)                                         37,110      (276,628)
  Increase in net unrealized depreciation                      (1,028,160)   (8,779,404)
  Distributions paid to Auction Rate Cumulative Preferred
   Stockholders from net investment income                       (491,836)           --
-----------------------------------------------------------  ------------  ------------
  Increase in Net Assets From Operations                        5,066,662     2,847,341
-----------------------------------------------------------  ------------  ------------
DISTRIBUTIONS PAID TO COMMON STOCK
SHAREHOLDERS FROM:
  Net investment income                                        (5,957,035)  (12,370,409)
  Net realized gains                                                   --      (218,597)
-----------------------------------------------------------  ------------  ------------
  Decrease in Net Assets From Distributions to Shareholders    (5,957,035)  (12,589,006)
-----------------------------------------------------------  ------------  ------------
FUND SHARE TRANSACTIONS:
  Underwriting commissions and expenses for the issuance of
   Auction Rate Cumulative Preferred Stock (Note 5)            (1,135,600)           --
-----------------------------------------------------------  ------------  ------------
  Decrease in Net Assets From Fund Share Transactions          (1,135,600)           --
-----------------------------------------------------------  ------------  ------------
Decrease in Net Assets                                         (2,025,973)   (9,741,665)
NET ASSETS:
  Beginning of period                                         138,393,838   148,135,503
-----------------------------------------------------------  ------------  ------------
  End of period*                                             $136,367,865  $138,393,838
-----------------------------------------------------------  ------------  ------------
* Includes undistributed net investment income of:               $751,054      $650,377
-----------------------------------------------------------  ------------  ------------

                      See Notes to Financial Statements.

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             19

 Statement of Cash Flows (unaudited)

For the Nine Months Ended June 30, 2002

CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
  Interest and dividends received                                 $  9,433,435
  Operating expenses paid                                           (2,143,447)
  Net short-term purchases                                         (16,309,915)
  Purchases of portfolio securities                                (87,407,663)
  Proceeds from disposition of long-term securities                 83,928,041
  Interest paid on bank loans                                         (791,998)
----------------------------------------------------------------  ------------
  Net Cash Flows Used By Operating and Investing Activities        (13,291,547)
----------------------------------------------------------------  ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Redemption of Bank Loan                                          (61,700,000)
  Issuance of Auction Rate Cumulative Preferred Stock               85,000,000
  Underwriting and Issuance expenses related to Auction Rate
   Cumulative Preferred Stock                                       (1,135,600)
  Cash dividends paid on Auction Rate Cumulative Preferred Stock      (364,004)
  Cash dividends paid on Common Stock                               (6,100,743)
----------------------------------------------------------------  ------------
  Net Cash Flows Provided By Financing Activities                   15,699,653
----------------------------------------------------------------  ------------
NET INCREASE IN CASH                                                 2,408,106
Cash, Beginning of period                                              573,027
----------------------------------------------------------------  ------------
Cash, End of period                                               $  2,981,133
----------------------------------------------------------------  ------------
RECONCILIATION OF INCREASE IN NET ASSETS FROM
OPERATIONS TO NET CASH FLOWS USED BY
OPERATING AND INVESTING ACTIVITIES:
  Increase in Net Assets From Operations                          $  5,066,662
----------------------------------------------------------------  ------------
  Amortization of discount on securities                               (64,839)
  Decrease in investments, at value                                (18,387,724)
  Decrease in interest payable for money borrowed                     (103,877)
  Increase in dividends and interest receivable                       (165,642)
  Decrease in interest payable                                         (23,285)
  Decrease in accrued expenses                                        (104,678)
  Increase in distribution to preferred shareholders                   491,836
----------------------------------------------------------------  ------------
  Total Adjustments                                                (18,358,209)
----------------------------------------------------------------  ------------
Net Cash Flows Used By Operating and Investing Activities         $(13,291,547)
----------------------------------------------------------------  ------------

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                           2002 Quarterly Report to Shareholders

 Notes to Financial Statements (unaudited)


1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment loss amounting to $49,775 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of Common Stock based on net investment income. The holders of the Auction Rate Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held monthly and out of funds legally available to shareholders; (j) the net asset value of the Fund's Common Stock is determined by dividend the value of the net assets available to Common Stock by the total number of shares of common stock outstanding. For the purpose of determining the net asset value per share of the common stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (1) the Fund's liabilities,
(2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue; (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial

-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             21
markets and any other parameters used in determining these estimates could cause actual results to differ; and (i) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, Smith Barney Fund Management LLC ("SBFM"), the Fund's investment advisor, with the assistance of the Travelers Asset Management International Company LLC ("TAMIC"), the sub-advisor, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan;
(3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SBFM may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SBFM will not rely solely on such prices or quotations.

Facility fees and upfront fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SBFM, a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser for the Fund. The Fund pays SBFM a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average daily assets. This fee is calculated daily and paid monthly.

SBFM has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SBFM pays TAMIC a fee of 0.50% of the value of the Fund's average daily assets for the services TAMIC provides as sub-adviser. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


--------------------------------------------------------------------------------
                                           2002 Quarterly Report to Shareholders

3. Investments

During the nine months ended June 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------
Purchases                                                    $87,407,663
-----------------------------------------------------------------------
Sales                                                         84,057,601
-----------------------------------------------------------------------

At June 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                       $    941,936
Gross unrealized depreciation                                        (10,179,353)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $ (9,237,417)
--------------------------------------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement was renewed on January 30, 2001. The 364 day revolving credit agreement matures on January 29, 2002 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. For the nine months ended June 30, 2002, interest expense related to a bank loan totaled $701,694. The average dollar amount of the borrowing was $59,057,415 and the average interest rate was 2.35%.

These agreements were not renewed, however, they were given an extension period of two months. On March 14, 2002, the Fund's $73,500,000 line of credit was extinguished and interest on the bank loan ceased to accrue.

At May 31, 2002, the Fund entered into a 364 revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $25 million from the National Australia Bank Limited. This agreement terminates on May 31, 2005. The Fund pays a facility fee quarterly at 0.15% per annum for the 364 day and three year revolving credit agreements, respectively.


-------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             23

5. Auction Rate Cumulative Preferred Stock

On March 14, 2002, the Fund issued 1,700 shares of Series A and 1,700 shares of Series B, respectively, of Auction Rate Cumulative Preferred Stock ("ARCPS"). The underwriting discount of $850,000 and offering expenses of $285,600 associated with the ARCPS offering were recorded as a reduction of the capital paid in excess of par value of common stock. The ARCPS' dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates were 1.95% and 1.98% for the nine months ended June 30, 2002.

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends. The ARCPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverages with respect to the ARCPS under the Investment Company Act of 1940.

Salomon Smith Barney Inc., another subsidiary of Citigroup also currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction.

Under Emerging Issues Task Force ("EITF") announcement Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.

6. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SBFM. The balance of $225,000 was paid by the Fund.

7. Capital Shares

At June 30, 2002, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.


--------------------------------------------------------------------------------
                                           2002 Quarterly Report to Shareholders

8. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, approximately $44,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2009. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             25

 Financial Highlights


For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                              2002/(1)/       2001      2000   1999/(2)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $14.15      $15.14     $15.19    $15.00
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.67        1.22       1.40      0.97
  Net realized and unrealized gain (loss)      (0.10)      (0.93)      0.02      0.09
  Distributions paid to Auction Rate
   Cumulative Preferred Stockholders from
   net investment income                       (0.05)         --         --        --
---------------------------------------------------------------------------------------
Total Income From Operations                    0.52        0.29       1.42      1.06
---------------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock        --          --         --     (0.02)
---------------------------------------------------------------------------------------
Underwriting commission and expenses of
 issuance of Auction Rate Cumulative
 Preferred Stock                               (0.12)         --         --        --
---------------------------------------------------------------------------------------
Less Distributions To Common Stock
Shareholders From:
  Net investment income                        (0.61)      (1.26)     (1.44)    (0.85)
  Net realized gains                              --       (0.02)     (0.03)       --
---------------------------------------------------------------------------------------
Total Distributions                            (0.61)      (1.28)     (1.47)    (0.85)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                $13.94      $14.15     $15.14    $15.19
---------------------------------------------------------------------------------------
Total Return, Based on Market Value             6.13%++    (4.33)%    13.35%     1.68%++
---------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value          3.27%++     2.44%     10.55%     7.45%++
---------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $136,368    $138,394   $148,136  $148,548
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income                         6.34%+      8.31%      9.20%     7.48%+
  Interest expense                              0.74+       2.75       3.04      1.68+
  Auction fees                                  0.03+         --         --        --
  Organization expense                            --          --         --      0.24+
  Operating expenses                            1.20+       1.82       1.70      1.63+
  Total expenses                                1.97+       4.57       4.74      3.55+
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                           43%         23%        59%       53%
---------------------------------------------------------------------------------------
Market Value, End of Period                   $12.98      $12.82   $14.6875   $14.375
---------------------------------------------------------------------------------------

(1) For the nine months ended June 30, 2002 (unaudited).
(2) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
26

 Other Financial Information (unaudited)

The table below sets out information with respect to Auction Rate Cumulative Preferred Stock:

                                                                       2002/(1)/
--------------------------------------------------------------------------------
Auction Rate Cumulative Preferred Stock/(2)/:
 Total Amount Outstanding (000s)                                       $85,000
 Asset Coverage Per Share                                               65,000
 Involuntary Liquidating Preference Per Share                           25,000
 Average Market Value Per Share/(3)/                                    25,000
------------------------------------------------------------------------------

(1) As of June 30, 2002.
(2) On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share, for Series A & B, respectively.
(3) Excludes accrued interest or accumulated undeclared dividends.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             27

 Dividend Reinvestment Plan (unaudited)


Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
28

Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.
                                                                             29

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
                                          2002 Quarterly Report to Shareholders
30

Directors
Allan J. Bloostein
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Glenn N. Marchak
Vice President and
Investment Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

            [LOGO]

             TLI
            Listed
             NYSE
THE NEW YORK STOCK EXCHANGE

Investment Adviser
Smith Barney Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management International Company LLC

Custodian
State Street Bank and Trust Company

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030



This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.



Travelers Corporate
Loan Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD01804 8/02                                                      02-3700